UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 12, 2008
                                                --------------------------------

                          Capital Southwest Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              Texas                    811-1056                    75-1072796
--------------------------------------------------------------------------------
 (State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)               File Number)           Identification No.)


12900 Preston Road, Suite 700, Dallas, Texas                        75230
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code 972-233-8242
                                                   -----------------------------




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 12, 2008, Capital Southwest Corporation (the "Company") announced a share repurchase plan that was recently approved by the Company's Board of Directors. Under this Plan, the Company may repurchase up to 10 percent (or 388,915 shares) of its Common Stock at prices not above the lower of the net asset value per share of its Common Stock, or prices prevailing in the over-the-counter market at the time of such purchases.

Capital Southwest Corporation released a letter to its shareholders announcing the repurchase plan. A copy of the letter is attached hereto as an exhibit.

Item 9.01.   Financial Statements and Exhibits.

(a) None.
(b) None.
(c) None.
(d) Exhibits

        Exhibit
        Number           Description
--------------------------------------------------------------------------------
         99.1            Letter to Shareholders dated June 12, 2008

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 12, 2008
                                By: /s/  Gary L. Martin
                                    --------------------------------------------
                                    Name: Gary L. Martin
                                    Title: President and Chief Executive Officer